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                                                                   EXHIBIT 10.16

                 AMENDMENT NUMBER ONE TO EMPLOYMENT, CONSULTING
                          AND NON-COMPETITION AGREEMENT
                          -----------------------------

         THIS AMENDMENT NUMBER ONE TO EMPLOYMENT AND CONSULTING AGREEMENT ("Amendment No. One") is made as of this 26th day of February 2002, by and among Richard E. Goodell ("REG"), BMAC Services Co., Inc ("BMACS") and U. S. Silica Company ("US Silica"), and their direct and indirect parent companies USS Holdings, Inc. ("USSH"), BMAC Holdings, Inc. ("BMACH") and Better Minerals & Aggregates Company ("BMAC"), and together with BMACS, US Silica, USSH and BMACH, sometimes referred to as "USS Group".

         WHEREAS, REG and the USS Group companies are parties to an Employment, Consulting and Non-Competition Agreement dated December 31, 2000 (the "Employment, Consulting and Non-Competition Agreement");

         WHEREAS, REG and the USS Group companies desire to amend the Employment, Consulting and Non-Competition Agreement;

         NOW, THEREFORE, in consideration of the agreements set forth herein, the receipt and adequacy of which the parties hereto acknowledge, REG and the USS Group companies covenant and agree as follows:

         1. Section 1(a) of the Employment, Consulting and Non-Competition Agreement is modified to read as follows:

                    (a) REG will work as an employee of BMAC Services Co., Inc. REG will work at a time commitment level equal to 50% of a full-time employee and will receive an annual salary equal to $100,000.00 and will continue to be eligible for all employee benefit plans and programs available to other officers of BMAC Services Co., Inc. REG will be available to provide services to other companies with which the USS Group contracts to provide such services.

                    REG will serve as a Director and Vice Chairman of USSH, BMACH and BMAC and will perform services at the direction of the Boards of Directors of USSH, BMACH and BMAC.

         2. Section 2(a) of the Employment, Consulting and Non-Competition Agreement is modified to read as follows:

                    (a) Following the termination of his employment with BMAC Services Co. Inc. ("Employment Termination") and until a date five years from the date of Employment Termination (the "Consulting Period"), REG hereby agrees to make himself available for 20 days per calendar year (pro-rated for any partial years) to provide professional consulting services ("Consulting Services") to any of the USS Group companies on such matters as the USS Group companies may reasonably request his services.

         3. Section 2(d)(ii) of the Employment, Consulting and Non-Competition Agreement is modified to read as follows:

                    (d)(ii) The USS Group companies hereby agree to pay REG the amount of $2,500 per day for any Consulting Services provided pursuant to Section 2(b) hereof.

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         4.   Section 4 of the Employment, Consulting and Non-Competition
              Agreement is modified to read as follows:

                         REG agrees that neither he nor any entity with his
                    control (an "Affiliate") shall from the date hereof until a date five years from the date of the Employment Termination (the "Restrictive Period"), engage, either directly or indirectly, as a principal or for his own account or solely or jointly with others, or as stockholders in any corporation or joint stock association, in any business that competes with the business of any of the USS Group companies anywhere in the world as its business exists as of the date of Employment Termination (the "Restricted Activities"); provided, however, that nothing herein shall prohibit the ownership of not more than five (5%) percent of any class of shares of stock or securities of any corporation that competes with the business of any of the USS Group companies and that has a class of publicly traded securities; and provided further, that in the event that the BMAC non-qualified supplemental executive retirement plan ("SERP") fails to pay REG at such time that REG is eligible to receive payment under the SERP, then the Restrictive Period shall terminate.

         5. A new Section 6.1 is added to the Employment, Consulting and Non-Competition Agreement as follows:

                         Section 6.1  Sale of Land. US Silica shall sell to REG,
                                      ------------
                    and REG shall buy from US Silica, approximately 122 acres of land located in Bath District, Morgan County, West Virginia, as shown on that certain hand drawing attached hereto and made a part hereof as Exhibit "B". The land will be sold subject to restrictions on its use in favor of US Silica, the intent of which is to prevent REG or any successor to REG from preventing, impairing or in any way affecting US Silica's, or any US Silica successor's, ability to use its property for mining, or any use ancillary to mining. The price for the land will be $750 per acre. REG will pay all costs associated with the sale of the land by US Silica to REG, including, but not limited to, the costs of any surveys, appraisals, tests, assessments, transfer taxes, or recordation fees.

         6. Section 8 of the Employment, Consulting and Non-Competition Agreement is modified to read as follows:

                         REG and the USS Group hereby agree that,
                    notwithstanding an Employment Termination, such Employment Termination shall not be deemed to be and shall not become effective as, a Termination Event for purposes of the Stockholders Agreement dated as of February 9, 1996 among USS Holdings, Inc. and its stockholders, as heretofore or hereinafter amended.

         7. A new Section 8.1 is added to the Employment, Consulting and Non-Competition Agreement as follows:

              Section 8.1     Class A Common Stock Issued May 25, 2000.
                              ----------------------------------------

                    With respect to the 5,000 shares of Class A Common Stock of
              USSH issued to REG as of May 25, 2000, and with respect to the Secured Promissory Note between USSH and REG dated May
              25, 2000, REG and USSH agree that upon the execution of this Amendment No. One: (a) REG shall convey to USSH the aforementioned 5,000 shares of Class A Common Stock, and REG shall execute all documents necessary to effect such conveyance; (b) USSH shall pay REG, or caused to be paid to REG, $192,625, representing the principal and interest that REG has paid to USSH as of the date of this Amendment No.
              One pursuant to the May 25, 2000 Secured Promissory Note between REG and USSH; and, (c) the Secured Promissory Note dated May 25, 2000 between REG and USSH shall be cancelled.

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         8.    A new Section 9.1 is added to the Employment, Consulting and
               Non-Competition Agreement as follows:

               Section 9.1   Additional Provisions Regarding Retirement Benefits
                             ---------------------------------------------------

               (a) The BMAC Retirement Plan for Salaried Employees will be amended to increase the qualified plan contribution limit to $200,000.

               (b) In the event that BMAC adopts any provisions to provide benefit security for the participants in the SERP, any such provisions shall provide benefit security to REG.

         9. The Employment, Consulting and Non-Competition Agreement, as amended by this Amendment No. One, shall continue to be in full force and effect and hereby is in all respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number One to the Employment, Consulting and Non-Competition Agreement to be executed as of the date and year first above written.



                                       _______________________________
                                       Richard E. Goodell

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                                       USS HOLDINGS, INC.


                                 By:   ____________________________________




                                       BMAC HOLDINGS, INC.


                                 By:   ____________________________________




                                       BETTER MINERALS & AGGREGATES COMPANY


                                 By:   ____________________________________




                                       U.S. SILICA COMPANY


                                 By:   ____________________________________